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                                                                 EXHIBIT 5
                                                                 ---------


                    CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 13, 1995, included in Central and South West Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, and to all references to our firm included in this registration statement.



                                     /s/ARTHUR ANDERSEN LLP
                                    Arthur Andersen LLP




Dallas, Texas
November 14, 1995